SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the  Registrant [x]
Filed by a Party other than the Registrant []
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              Liberty Bancorp, Inc.
               -------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


            --------------------------------------------------------
                   (Name of Person(s) Filling Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5)  Total fee paid:
         .......................................................................
[ ]  Fee previously paid:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                          [LIBERTY BANCORP, INC. LOGO]


April 19, 2001


Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Liberty Bancorp, Inc. (the "Company"). The Annual Meeting will be held at The Sheraton at Woodbridge Place Hotel, 515 Route 1 South, Iselin, New Jersey, at 10:30 a.m. (local time) on May 23, 2001.

The business to be conducted at the Annual Meeting includes the election of four directors, the approval of amendments to the Liberty Bancorp, Inc. 1999 Stock Option Plan and the Liberty Bank 1999 Recognition and Retention Plan, and the ratification of the appointment of auditors for the year ending December 31, 2001.

The Board of Directors has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

I urge you to sign, date and return the enclosed proxy card as soon as possible even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

/s/ John R. Bowen

John R. Bowen
Chairman, President and Chief Executive Officer

                              Liberty Bancorp, Inc.
                             1410 St. Georges Avenue
                            Avenel, New Jersey 07001
                                 (732) 499-7200

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 23, 2001

         Notice is hereby given that the Annual Meeting of Liberty Bancorp, Inc. (the "Company") will be held at The Sheraton at Woodbridge Place Hotel, 515 Route 1 South, Iselin, New Jersey, on May 23, 2001 at 10:30 a.m., local time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of four Directors to the Board of Directors;

         2. The approval of the amendment and restatement of the Liberty Bancorp, Inc. 1999 Stock Option Plan to provide for the acceleration of the vesting of awards in the event of a change in control;

         3. The approval of the amendment and restatement of the Liberty Bank 1999 Recognition and Retention Plan to provide for the acceleration of the vesting of awards in the event of a change in control; and

         4. The ratification of the appointment of Radics & Co., LLC as auditors for the Company for the fiscal year ending December 31, 2001; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 9, 2001 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                             By Order of the Board of Directors


                                             /s/ John R. Bowen

                                             John R. Bowen, Chairman, President
                                             and Chief Executive Officer
Avenel, New Jersey
April 19, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                              Liberty Bancorp, Inc.
                             1410 St. Georges Avenue
                            Avenel, New Jersey 07001
                                 (732) 499-7200


                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Liberty Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at The Sheraton at Woodbridge Place Hotel, 515 Route 1 South, Iselin, New Jersey, on May 23, 2001, at 10:30 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 24, 2001.

                              REVOCATION OF PROXIES

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies which are returned to the Company will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Leslie C. Whelan, at the address shown above, or by delivering a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who has returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND METHOD OF COUNTING VOTES

         Holders of record of the Company's common stock, par value $1.00 per share (the "Common Stock"), as of the close of business on April 9, 2001 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 3,400,332 shares of Common Stock issued and outstanding. The presence in person or by proxy of stockholders entitled to vote a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Annual Meeting in person or by proxy is required for the approval of the amendment to the Liberty Bancorp, Inc. 1999 Stock Option Plan, the approval of the amendment to the Liberty Bank 1999 Recognition and Retention Plan and the ratification of Radics & Co., LLC as the Company's auditors. Abstentions and broker non-votes will be counted as shares represented in person or by proxy for purposes of determining that a quorum is present and in connection with Proposal II, III & IV. Accordingly, abstentions and broker non-votes will have the same effect as votes against Proposal II, III & IV.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by executive officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.


                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                           of Beneficial                          of Common Stock
          Beneficial Owners                                   Ownership                         Outstanding

Liberty Bancorp, MHC
1410 St. Georges Avenue                                        2,067,729                           60.81%
Avenel, New Jersey 07001

Liberty Bancorp, MHC and
  all directors and executive officers                         2,198,585                           64.66%
  as a group (1)
_________________

(1) The Company's executive officers and directors are also executive officers and directors of Liberty Bancorp, MHC.


                        PROPOSAL I--ELECTION OF DIRECTORS

         The Board of Directors consists of eight members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify and one director will be elected to serve for a two-year period and until her successor has been elected and shall qualify. The Board of Directors has nominated to serve as directors for three-year terms John C. Marsh, Paul J. McGovern and Nelson L. Taylor, Jr., and has nominated Annette Catino to serve as director for a two-year term. Each individual is currently a member of the Board of Directors.

         The table below sets forth certain information, as of April 9, 2001, regarding members of the Company's Board of Directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected.


                                                                                            Shares
                         Position(s) Held With                 Director      Current     Beneficially   Percent of
         Name                  the Company           Age       Since(1)    Term Expires     Owned        Class

                                                      NOMINEES

John C. Marsh                   Director             73          1968          2001         5,142          *
Paul J. McGovern                Director             54          1988          2001        23,142          *
Nelson L. Taylor, Jr.           Director             70          1966          2001        13,142          *
Annette Catino                  Director             44          2000          2001         2,000          *

                                                 OTHER BOARD MEMBERS


John R. Bowen              Chairman, President       60          1973          2002        32,192          *
                         and Chief Executive Officer
Michael J. Widmer        Executive Vice President,   41          1998          2002        21,781          *
                         Chief Operating Officer,
                         Chief Financial Officer
                              and Director
Neil R. Bryson, DDS             Director             60          1990          2003        13,142          *
Anthony V. Caruso        Director and Legal Counsel  74          1984          2003         4,142          *

                                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Lucille Capece               Vice President          56           N/A           N/A        18,474          *
Paula L. Palermo             Vice President          41           N/A           N/A         3,000          *
Daniel Bennett               Vice President          49           N/A           N/A            --          *
Joseph F. Coccaro               Treasurer            43           N/A           N/A         6,171          *
Leslie C. Whelan                Secretary            37           N/A           N/A         2,168          *

All directors and executive officers                                                      130,356        3.85%
  as a group  (13 persons)

*  Less than 1%.
(1) Reflects initial appointment to the Board of Directors of the Company or the Board of Directors of Axia Federal Savings Bank, the mutual predecessor of Liberty Bank.


         The business experience for the past five years for each of the Company's directors and executive officers is as follows:

         John C. Marsh is President and Chief Executive Officer of Consumers International. Prior to that position, Mr. Marsh held various administrative positions in area hospitals. Mr. Marsh is a former Mayor of the City of Rahway, New Jersey.

         Paul J. McGovern is retired from the position of Senior Director of Internal Auditing for Merck & Co., Inc. Mr. McGovern is a Certified Public Accountant. Mr. McGovern is a member of the Board of Trustees of Don Bosco Preparatory School, Ramsey, New Jersey.

         Nelson L. Taylor, Jr. is the President and owner of West End Garage, Inc., a Chrysler Plymouth automobile agency in Rahway, New Jersey. Mr. Taylor is a member of the Board of Governors of The Rahway Hospital.

         Annette Catino is the President and Chief Executive Officer of Qualcare Inc., a managed care organization located in Piscataway, New Jersey. She is a member of the Monmouth University Healthcare Advisory Council.
She is also a member of the Val Skinner Foundation, a charitable organization dedicated to fundraising for breast cancer research and awareness.

        John R. Bowen is the President, Chief Executive Officer and Chairman of the Board of Directors. Mr. Bowen has been employed by Liberty Bank (the "Bank"), the Company's wholly owned subsidiary, in various capacities since 1964. Mr. Bowen was elected President and Chief Executive Officer in 1973 and Chairman in 1995. He serves as Vice Chairman of the Board of Trustees of the Rahway Center Partnership, a non-profit community development organization.

        Michael J. Widmer has served as Chief Operating Officer of the Bank since February 2001, Chief Financial Officer of the Bank since February 1998 and Executive Vice President of the Bank since March 1996. Mr. Widmer is President of the Board of Trustees of the Union County Arts Center.

        Neil R. Bryson is a Doctor of Dental Surgery, a Board Certified Periodontist, a Prosthiodontist and a member of the American Dental Association in private practice in Colonia, New Jersey.

        Anthony V. Caruso has served as the Bank's legal counsel since 1963. Mr. Caruso is a former Municipal Judge of Rahway, New Jersey, and is a member of the Board of Governors of The Rahway Hospital.

        Lucille Capece has served as Vice President of Operations of the Bank since 1979.

        Paula L. Palermo joined the Bank as Vice President of Sales and Service in March of 2000. Prior to joining the Bank, Ms. Palermo served in a similar capacity for Summit Bank.

        Daniel Bennett joined the Bank as Vice President of Lending in October of 2000. Prior to joining the Bank, Mr. Bennett was Senior Commercial Real Estate Mortgage Officer for First National Bank of Long Island.

        Joseph F. Coccaro has served as Treasurer of the Bank since 1988.

        Leslie C. Whelan joined the Bank in 1991 and has served as Corporate Secretary since October of 1993.

Meetings and Committees of the Board of Directors

        The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees are the Executive Committee, the Finance Committee and the Audit Committee. The full Board of Directors acts as Nominating Committee for the Company. During the fiscal year ended December 31, 2000, the Board of Directors met at 12 regular meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

        The Executive Committee consists of Directors Taylor, Jr. (who serves as Chairman), Bowen, Marsh and McGovern. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met eight times during 2000.

        The Finance Committee consists of Directors Taylor, Jr. (who serves as Chairman), Bryson, Caruso and McGovern. The Finance Committee addresses financial planning issues. The Finance Committee met three times during 2000.

        The Audit Committee consists of Directors McGovern (who serves as Chairman), Bowen, Catino and Taylor, Jr. The Audit Committee examines and approves the audit report prepared by the independent auditors of the Bank, reviews and recommends the independent auditors to be engaged by the Company, reviews the internal accounting controls of the Company and reviews and approves audit policies. The Audit Committee met two times during 2000.

Audit Committee Report

        In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in the proxy statement. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

        As part of its ongoing activities, the Audit Committee has:

o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2000;

o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and be filed with the SEC.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                           Paul J. McGovern, Chairman
                                  John R. Bowen
                                 Annette Catino
                              Nelson L. Taylor, Jr.

Directors' Compensation

        Directors of the Bank receive a retainer fee of $16,000, plus a fee of $300 per board meeting or committee meeting attended. The Bank provides all employees with medical, dental and life insurance, and also offers these benefits to its directors. During the year ended December 31, 2000, the Bank provided these insurance benefits to non-employee directors Taylor, Jr., Bryson, Caruso, and Marsh, and the value of the premiums paid was $5,474, $12,486, $11,766, and $5,255, respectively. The Bank also provides that a director's beneficiary will receive a $10,000 cash payment should the director die while in office.

Executive Compensation

        Summary Compensation Table. The following table sets forth for the years ended December 31, 2000, 1999 and 1998, certain information as to the total remuneration paid by the Bank to the President and Chief Executive Officer and the Executive Vice President, Chief Operating Officer and Chief Financial Officer ("Named Executive Officers"), each of whose salary and bonuses exceeded $100,000 in 2000.

===========================================================================================================

                           Summary Compensation Table
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                                                           Long-Term
                                                                          Compensation
                       Annual Compensation(1)                                Awards
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

                                                           Other      Restricted
   Name and Principal                                      Annual        Stock    Options/    All Other
        Position         Fiscal    Salary     Bonus     Compensation     Award      SARs    Compensation
                          Year     ($)(1)      ($)         ($)(2)       ($)(3)      (#)        ($)(4)
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

John R. Bowen,            2000    219,900     11,800         -             -         -          6,800
  President and Chief     1999    209,900     18,000         -          178,106    39,000       1,767
  Executive Officer       1998    198,800     20,060         -             -         -            -

Michael J. Widmer,        2000    139,900     6,372          -             -         -          4,755
  Executive Vice          1999    129,900     9,360          -          142,394    33,000       1,029
President,   Chief        1998    120,733     10,301         -             -         -            -
Operating Officer
  and Chief Financial
  Officer
===========================================================================================================

___________________________
(1) Includes directors fees.
(2) The Bank also provides certain members of senior management with the use of an automobile, and all employees of the Bank with medical, dental and life insurance. These benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer.
(3) Represents the fair value of the restricted stock awards at the date of the award. Awards granted in 2000 vest over five years. Dividends paid with respect to all shares awarded are paid to the recipient of the award.
(4) Represents contributions to the Bank's 401(k) Plan.

Benefit Plans

        Stock Option Plan. During the year ended December 31, 1999, the Company adopted, and the Company's stockholders approved, the 1999 Stock Option Plan (the "Stock Option Plan"). Pursuant to the Stock Option Plan, options to purchase 7,858 shares were granted to each of non-employee directors Bryson, Caruso, Marsh, McGovern and Taylor, Jr. at an exercise price of $10.0625 per share, the fair market value of the underlying shares on the date of the award. In addition, options to purchase 7,858 shares were granted to non-employee director Catino at an exercise price of $9.25 per share, the fair market value of the underlying shares on the date of the award. The term of the options is ten years and one day from the date of grant, and the shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company. The awards included an equal number of reload options, limited stock appreciation rights ("Limited Rights", awarded to employees only) and dividend equivalent rights. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

        Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2000. No options were exercised by the Named Executive Officers during 2000, and no options were granted to the Named Executive Officers during 2000.


===============================================================================================

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                FISCAL YEAR-END OPTION VALUES
===============================================================================================
----------------------- ------------- -------------- -------------------- ---------------------



                                                                             Value of
                     Shares                       Number of                Unexercised
                    Acquired                     Unexercised               In-The-Money
                      Upon        Value          Options at             Options at Year-End
         Name       Exercise    Realized          Year-End                     (1)
                                             --------------------       ---------------------
                                             --------------------       ---------------------

                                          Exercisable/Unexercisable   Exercisable/Unexercisable
                                                     (#)                       ($)
------------------ ---------- -------------- --------------------      ----------------------
------------------ ---------- -------------- --------------------      ----------------------

John R. Bowen          0           $0           7,800/31,200              $22,620/$90,480

Michael J. Widmer      0           $0           6,600/26,400              $19,140/$76,560
================== ========== ============== ====================      =====================

____________________________________
(1) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility of 28.3%; risk free rate of return of 5.2%; dividend yield of 1.37%; and an 8.1 year option life.

        Recognition and Retention Plan. During the fiscal year ended December 31, 1999, the Company adopted, and the Company's stockholders approved, the 1999 Recognition and Retention Plan (the "Recognition Plan"). Pursuant to the Recognition Plan, 3,142 shares of stock were awarded to each non-employee director as of February 3, 2000.

        Employment Agreements. The Bank has entered into employment agreements with Messrs. Bowen and Widmer and Ms. Capece, each of which provides for a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term shall be approximately three years. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Each agreement provides for, among other things, base salary (which may be increased, but not decreased), participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. Each agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than for disability, retirement or for cause, or in the event of the executive's resignation from the Bank upon (i) failure to re-elect the executive to his or her current offices, (ii) a material change in the executive's functions, duties or responsibilities, (iii) liquidation or dissolution of the Bank or Company, (iv) a breach of the agreement by the Bank or, (v) a change in control of the Bank or Company, the executive, or in the event of death, the executive's beneficiary, would be entitled to severance pay in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred) at the time of termination, plus the highest annual cash bonus paid to him or her during the prior three years. The Bank would also continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive would include an "excess parachute payment" as defined by Section 280G of the Internal Revenue Code (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

        The executive's employment may be terminated upon his/her retirement at age 65, or such later age as consented to by the Bank or in accordance with any retirement policy established by the Bank. Upon the executive's retirement, he/she will be entitled to all benefits available to him/her under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his/her Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his/her Base Salary to his/her named beneficiaries for one year following his/her death, and will also continue medical, dental, and other benefits to his/her family (as applicable) for one year.

        Each employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year within 25 miles of any existing branch of the Bank or within 25 miles of any office for which the Bank and/or the Company has filed for regulatory approval to establish an office.

Ownership Reports by Officers and Directors

        The Common Stock of the Company is registered with the SEC pursuant to
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3,4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Director Annette Catino filed a Form 3 in October that should have been filed in August. Based on the Company's review of ownership reports, no other officer, director or 10% beneficial owner of the Company failed to file ownership reports as required for the year ended December 31, 2000.

Transactions With Certain Related Persons

        The Bank offers to directors, officers, and employees real estate mortgage loans secured by their principal residence. All loans to the Bank's directors, officers and employees are made on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions, and do not involve more than minimal risk of collectibility.

        Director Anthony V. Caruso has served as the Bank's legal counsel since 1963. During the year ended December 31, 2000 the Bank and the Company paid $75,000 in legal fees to Mr. Caruso.

                 PROPOSAL II -- RATIFICATION AND APPROVAL OF THE
        AMENDED AND RESTATED LIBERTY BANCORP, INC. 1999 STOCK OPTION PLAN

General

        The Liberty Bancorp, Inc. 1999 Stock Option Plan (the "Stock Option Plan") was adopted by the Board of Directors of the Company and ratified by stockholders on February 3, 1999. Pursuant to regulations of the Office of Thrift Supervision (the "OTS") applicable to stock option plans established within one year following the completion of a mutual holding company reorganization, the Stock Option Plan does not provide for the immediate vesting of stock options upon the occurrence of a change in control (as defined in the Stock Option Plan).

        OTS ruling positions permit the amendment of a stock option plan to provide for immediate vesting upon a change in control, provided that stockholder approval is obtained more than one year following the completion of the mutual holding company reorganization. In order to assure that the Stock Option Plan achieves its purposes of encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends, the Board has amended and restated the Stock Option Plan (the "Amended Stock Option Plan") to provide for immediate vesting of awards upon the occurrence of a change in control. The Amended Stock Option Plan does not increase the number of shares reserved for issuance under the Stock Option Plan, change existing awards, decrease the price per share at which options may be granted under the Stock Option Plan or alter the classes of individuals eligible to participate in the Amended Stock Option Plan. In the event the Amended Stock Option Plan is not approved by stockholders at the Annual Meeting, the Amended Stock Option Plan will not be in effect, but the Stock Option Plan as adopted by stockholders in 1999 will remain in effect. Certain provisions of the Amended Stock Option Plan are described below. The full text of the Amended Stock Option Plan is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the Amended Stock Option Plan provided below is qualified in its entirety by such reference.

Principal Features of the Amended Stock Option Plan

        The Amended Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights

        The term of stock options generally does not exceed ten years from the date of grant. Stock options granted under the Amended Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or stock options not intended to qualify as such ("non-qualified stock options").

        Shares issued upon the exercise of a stock option may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Amended Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Amended Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Amended Stock Option Plan.

        The Amended Stock Option Plan is administered by a committee of the Board (the "Committee") consisting of the entire Board. Pursuant to the terms of the Amended Stock Option Plan, any director, officer or employee of the Company or its "Affiliate" (i.e., a parent or subsidiary corporation of the Company or the Bank) is eligible to participate. Subject to OTS regulation and policy, the Committee determines to whom the awards are granted, in what amounts, and the period over which such awards vest. In granting awards under the Amended Stock Option Plan, the Committee considers, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company. The exercise price is at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash or Common Stock.

        Stock Options. Incentive stock options can only be granted to employees of the Bank, the Company or an Affiliate. Nonemployee directors are granted nonstatutory stock options. No option granted to an employee in connection with the Amended Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. If an optionee terminates employment with the Bank, the Company or an Affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a nonstatutory stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

        In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

        Limited Stock Appreciation Rights. The Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally are subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

        Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

        Dividend Equivalent Rights. Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Amended Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

        Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

        Effect of Adjustments. Shares as to which are granted under the Amended Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

        In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Rights has been granted at least six months prior to such event will have the right (subject to the provisions of the Amended Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Rights to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited Rights over the exercise price of the option multiplied by the number of shares with respect to which the option or Limited Rights has been exercised.

        Federal Income Tax Consequences. Under present federal income tax laws, awards under the Amended Stock Option Plan will have the following consequences:

(1) The grant of an Award, by itself, will neither result in the recognition of taxable income to an individual nor entitle the Company to a deduction at the time of such grant.

(2) The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to an individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% to the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20% on net capital gain. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. An individual will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the individual holds the shares for more than twelve months from the date of exercise.

(3) The sale of an Incentive Stock Option share prior to the applicable holding period, i.e., the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

(4) The sale of an Incentive Stock Option share after one year from the date of exercise, will generally result in long term capital gain or loss.

(5) The exercise of a stock option which is not an Incentive Stock Option, i.e., a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(6) The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(7) Reload options are of the same type (nonstatutory or incentive stock option) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for non-qualified or incentive stock options.

(8) The receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient.

(9) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by an individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

        UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE AMENDED STOCK OPTION PLAN.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDED STOCK OPTION PLAN.

                PROPOSAL III -- RATIFICATION AND APPROVAL OF THE
      AMENDED AND RESTATED LIBERTY BANK 1999 RECOGNITION AND RETENTION PLAN

        The Liberty Bank 1999 Recognition and Retention Plan (the "Recognition Plan") was adopted by the Board of Directors of the Company, and ratified by stockholders on February 3, 1999 as the Liberty Bancorp, Inc. 1999 Recognition and Retention Plan. The Recognition Plan was subsequently amended to become a plan of Liberty Bank. Pursuant to regulations of the Office of Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual holding company reorganization, the Recognition Plan does not provide for accelerated vesting upon the occurrence of a change of control (as defined in the Recognition Plan).

        OTS ruling positions permit the Recognition Plan to be amended to provide for accelerated vesting upon the occurrence of a change in control, provided that stockholder approval is obtained more than one year following the completion of the mutual holding company reorganization. In order to assure that the Recognition Plan achieves its purposes of encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends, the Board has amended and restated the Recognition Plan (the "Amended Recognition Plan") to provide for immediate vesting of unvested restricted stock awards upon the occurrence of a change in control. The Amended Recognition Plan does not increase the number of shares available for distribution under the Recognition Plan, change the Recognition Plan's eligibility requirements, or alter the types of restricted stock or other existing awards that may be made to participants in the Recognition Plan. In the event the Amended Recognition Plan is not approved by stockholders at the Annual Meeting, the Amended Recognition Plan will not be in effect, but the Recognition Plan as adopted by stockholders in 1999 will remain in effect. Certain provisions of the Amended Recognition Plan are described below. The full text of the Amended Recognition Plan is set forth as Appendix C to this Proxy Statement, to which reference is made, and the summary of the Amended Recognition Plan provided below is qualified in its entirety by such reference.

Principal Features of the Amended Recognition Plan

        The Amended Recognition Plan provides for the award of shares of Common Stock ("Amended Recognition Plan Shares") subject to the restrictions described below.

        The Amended Recognition Plan is administered by a committee of the Board, which consists of the entire Board (the "Committee"). The Committee selects the recipients and terms of awards pursuant to the Amended Recognition Plan. Pursuant to the terms of the Amended Recognition Plan, any director, officer or employee of the Company or its affiliates may be selected by the Amended Recognition Plan Committee to participate in the Amended Recognition Plan. In determining to whom and in what amount to grant awards, the Amended Recognition Plan Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Bank and other factors it deems relevant. As of April 9, 2001, there were six non-employee directors eligible to participate in the Amended Recognition Plan.

        In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, Amended Recognition Plan Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the Company. Prior to vesting of the nonvested Amended Recognition Plan shares, a recipient will have the right to vote the nonvested Amended Recognition Plan Shares which have been awarded to the recipient and will receive any dividends declared on such Amended Recognition Plan Shares. Amended Recognition Plan Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Amended Recognition Plan) as an employee, officer, or director of the Company or the Bank for a stipulated period.

        Effect of Adjustments. Restricted stock awarded under the Amended Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

        Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by the Bank.

        UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE RATIFICATION AND APPROVAL OF THE AMENDED RECOGNITION PLAN.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE AMENDED RECOGNITION PLAN.

              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors of the Company has approved the engagement of Radics & Co., LLC to be the Company's auditors for the year ending December 31, 2001, subject to the ratification of the engagement by the Company's stockholders. A representative of Radics & Co., LLC, is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he so desires.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Radics & Co., LLC during 2000:

        Audit Fees                          $ 61,500
        Financial Information Systems
          Design and Implementation Fees    $   --
        All Other Fees                      $ 19,000

        The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Radics & Co., LLC's independence. The Audit Committee concluded that performing such services does not affect Radics & Co., LLC's independence in performing its function as auditor of the Company.

        In order to ratify the selection of Radics & Co., LLC as the auditors for the year ending December 31, 2001 the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF RADICS & CO., LLC AS AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.

                              STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 1410 St. Georges Avenue, Avenel, New Jersey 07001, no later than December 20, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

        Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 5 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                  OTHER MATTERS

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

                                  MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN OR TELEPHONIC REQUEST TO LESLIE C. WHELAN, CORPORATE SECRETARY, 1410 ST. GEORGES AVENUE, AVENEL, NEW JERSEY 07001, (732) 499-7200.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ John R. Bowen

                                 John R. Bowen
                                 Chairman, President and Chief Executive Officer
Avenel, New Jersey
April 19, 2001

                                   APPENDIX A

                              LIBERTY BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

Organization

Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements and at least one member of the Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Chairman of the Board. The members of the Committee shall designate a Chair by majority vote of the Committee.

The Committee shall meet as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the Internal Audit department1, the independent auditors and as a Committee to discuss any matters that the Committee or each of these groups believe should be discussed.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibilities. The Committee will be responsible for monitoring the integrity of the Company's financial reporting process and systems of key internal controls regarding finance, accounting, legal and regulatory compliance. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal audit department and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Duties

In carrying out its responsibilities, the Audit Committee policies and procedures should remain flexible, in order to react to changing conditions and to ensure that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out its responsibilities, the Audit Committee shall:

o Review and re-assess the adequacy of this Charter at least annually. The Committee shall submit the Charter to the Board of Directors for its approval and will have the document published in accordance with SEC regulations.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K, prior to its filing, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Discuss certain matters of Statement of Auditing Standards number 61 (SAS 61), as amended.

o In consultation with management, the independent auditors and the internal audit department, will consider the integrity of the Company's financial reporting processes and controls. The Committee will discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposure. In addition, it will review significant findings prepared by the independent auditors and the internal audit department together with management's responses.

o Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement. The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

o       Reviewed and discussed the audited financial statements with management;

o Discussed with the independent auditors the matters required to be discussed by SAS 61; and

o Received certain disclosures from the auditors regarding their independence as required by ISB 1, and then based on their findings recommend to the Board to include the audited financial statements in the annual report filed with the SEC.

o Review with financial management and the independent auditors the Company's quarterly financial results prior to the filing of the Company's Quarterly Report on Form 1O-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Committee for the purpose of this review.

Independent Auditors

o The independent auditors are ultimately accountable the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

o Review and approve the independent auditors' engagement letter and audit engagement fees prior to payment. Review significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

o On at least an annual basis, the Committee will review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

o Review the independent auditors audit plan, discuss scope, staffing, reliance upon management, reliance upon the Internal Audit function and general audit approach to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

o Prior to releasing the year end financial statements, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended.

Internal Audit and Corporate Compliance

o Review the budget, plan, changes in the plan, activities, organizational structure, and qualifications of the Internal Audit department, as needed. The Internal Audit department shall be responsible to senior management, but have a direct reporting responsibility to the Board of Directors through the Committee,

o Review the appointment, performance and replacement of the Internal Audit Department.

o Review significant reports prepared by the Internal Audit department together with management's response and follow-up to these reports.

o On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements.

o On at least an annual basis, obtain and review a report as to the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies. Review all reports concerning any significant fraud or regulatory noncompliance that occurred at the Company. This review should include consideration of the internal controls that should be strengthened to reduce the risk of a similar event in the future.

o Discuss with the Internal Auditor the effectiveness of the system for monitoring compliance with laws and regulations. Be satisfied that all significant regulatory compliance matters have been considered in the preparation of the financial statements.

Other Audit Committee Responsibilities

o Perform such other functions as assigned by law, the Company's charter or by-laws, or the Board.

o Develop an annual plan responsive to the "responsibilities and duties" detailed herein with input from management and their key committee advisors. The annual plan shall be reviewed and approved by the full Board

o       Maintain minutes of meetings and report to the Board as needed.

o       Periodically perform self-assessment of Audit Committee performance.

o Review, discuss and assess its own performance as well as the Committee roles and responsibilities, seeking input from senior management, the full Board and others if needed.

o Review each member's contribution to the Committee through the use of a self-assessment form, which is then evaluated by the Chair of both the Audit Committee and the board.

o Discuss and address with either the internal auditors or the independent auditors and significant issues relative to overall Board responsibility that, in their judgment, have been communicated to management but have not been adequately resolved.

o While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of management and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountant, or to assure compliance with laws and regulations.

________________________________
1 The Board has chosen to utilize two outside firms to function as internal audit department. A certified public accounting firm has been engaged to perform agreed upon procedures to ensure the integrity of the financial procedures and internal controls. The Board has also engaged a firm to perform loan review of the Bank's commercial loan portfolio. These firms are supplemented by accounting department personnel who perform limited internal audit procedures. Any reference in this policy to the Internal Audit Department is defined by the preceding.

                                   APPENDIX B

                              LIBERTY BANCORP, INC
                              AMENDED AND RESTATED
                             1999 STOCK OPTION PLAN

1.      Purpose

        The purpose of the Liberty Bancorp, Inc. Amended and Restated 1999 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of Liberty Bancorp, Inc. (the "Company") and its Affiliates, including Liberty Bank (the "Bank") upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.      Definitions

        "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

        "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights granted under the provisions of the Plan.

        "Bank" means Liberty Bank, or a successor corporation.

        "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

        "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted.

        "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

        "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

        "Common Stock" means shares of the common stock of the Company, par value $1.00 per share.

        "Company" means Liberty Bancorp, Inc. or a successor corporation.

        "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

        "Date of Grant" means the actual date on which an Award is granted by the Committee.

        "Director" means a member of the Board.

        "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

        "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

        "Effective Date" means, initially, February 3, 1999, the date the Plan was implemented by the Board of Directors coincident with or following approval of the Plan by the Company's stockholders. The Effective Date of this amended and restated Plan shall be May 23, 2001, coincident with its approval by the Company's stockholders at the Company's annual meeting.

        "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

        "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

        "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

        "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

        "Non-Statutory Stock Option" means an Option granted by the Committee to
(i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

        "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

        "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

        "Option" means an Award granted under Section 8 or Section 9.

        "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

        "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by the Participant to pay for an Option, or
(ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 20.

        "Right" means a Limited Right or a Dividend Equivalent Right.

        "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.      Plan Administration Restrictions

        The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

        All transactions involving a grant, award or other acquisition from the Company shall:

        (a)    be approved by the Company's full Board or by the Committee;

        (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

        (c) result in the acquisition of an Option and/or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.      Types of Awards

        Awards  under the Plan may be granted in any one or a  combination  of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights and (e) Reload Options.

5.      Stock Subject to the Plan

        Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 183,364 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.      Eligibility

        Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.             General Terms and Conditions of Options and Rights.

        The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share at the date of grant of such Option or Right, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date generally shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of vesting and exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right. For these purposes, "vest" or "vesting" shall refer to the occurrence of an event, such as Continuous Service until a specified date, which causes the Option or Right to become exercisable and non-forfeitable, other than due to Termination for Cause.

8.      Non-Statutory Stock Options

        (a) Grants to Outside Directors and Key Employees. The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 8. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 91,682.

        (b) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

        (c) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the date the Option is granted. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

        (d) Manner of Exercise and Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Key Employees and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

        (e) Terms of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. No Options shall vest in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes purchasable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part by Key Employees and/or Outside Directors and further, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall become immediately exercisable.

        (f) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death, Disability, coincident with or following a Change in Control or due to Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of service or employment due to death, Disability or coincident with or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries, as applicable, for five years following the date of the Participant's cessation of employment or service, as applicable, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

        (g) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.      Incentive Stock Options

        The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

        (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

        (b) Price. Subject to Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

        (c) Manner of Exercise. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. The vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

        The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code and in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, unless the Fair Market Value of the amount exercisable as a result of a Change in Control shall exceed $100,000 (determined as of the Date of Grant). In such event, the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options.

        (d) Amounts of Options. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 91,682. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000. The provisions of this Section 9.1(d) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

        (e) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. No Options shall vest in a Participant unless the Participant maintains Continuous Service until the vesting date of the Option, except as set forth herein. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant. In the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall become immediately exercisable.

        (f) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, death, coincident with or following a Change in Control or due to Termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination.

        In the event of death or Disability of any Key Employee, or in the event of termination of employment coincident with or following a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be or become exercisable by such Key Employee or his legal representatives or beneficiaries for five years; provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of termination of employment following a Change in Control and provided further, that in the event of Disability, such Option will not be eligible for treatment as an Incentive Stock Option in the event the Option is exercised more than one year following the termination due to Disability and provided further, that in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of a Key Employee, the Key Employee's death must have occurred while a Key Employee or within three (3) months of termination of employment. Notwithstanding anything to the contrary herein, in no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

        (g) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

        (h) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.     Limited Rights

        The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

        (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

        The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

        Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

        (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.     Dividend Equivalent Rights

        Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

        (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in sub-section (c) below) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

        (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 20.

        (c) Extraordinary Dividend. For purposes of this Plan, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

12.     Reload Options

        Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below). The Reload Option represents an additional option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 20. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.     Surrender of Option

        In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the vested Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.     Alternate Option Payment Mechanism

        The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

        (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

        (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

        (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.     Rights of a Stockholder

        A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

16.     Agreement with Participants

        Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities law.

17.     Designation of Beneficiary

        A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any stock option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.     Dilution and Other Adjustments

        In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

        (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

        (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

        (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

        No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

19.     Effect of a Change in Control on Option Awards.

        In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

        (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities") or, in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

        (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

20.            Withholding

        There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount of tax required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

21.     Amendment of the Plan

        The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee or the full Board of the Company.

22.     Termination of the Plan

        The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.     Applicable Law

        The Plan will be administered in accordance with the laws of the State of New Jersey.

        IN WITNESS WHEREOF, the Company has caused this Amended and Restated Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________________, 2001.



ATTEST:                                    LIBERTY BANCORP, INC.




_________________________________          _____________________________________
Secretary                                  President and Chief Executive Officer

                                   APPENDIX C

                                  LIBERTY BANK
                              AMENDED AND RESTATED
                       1999 RECOGNITION AND RETENTION PLAN


1.       Establishment of the Plan

         (a) Liberty Bank (the "Bank") hereby establishes the Liberty Bank Amended and Restated 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

         (b) A separate trust or trusts has been established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of the Bank and Liberty Bancorp, Inc. (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Bank and its Affiliates, including the Company, upon whose judgment, initiative and efforts the successful conduct of the business of the Bank and its Affiliates largely depends, with compensation for their contributions to the Bank and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Bank" means Liberty Bank, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Bank, unless otherwise noted.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Bank or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction in which the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $1.00 per share.

         "Company" means Liberty Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means, initially, February 3, 1999, the date the Plan was implemented by the Company's Board of Directors coincident with or following approval of the Plan by the Company's stockholders. In November 1999, the Plan was amended to be a Bank Plan and was adopted by the Bank. The Effective Date of this amended and restated Plan shall be May 23, 2001, coincident with its approval by the Company's stockholders at the Company's annual meeting.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Key Employee" means any person who is currently employed by the Bank or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

         "Outside Director" means a Director of the Bank or an Affiliate who is not an employee of the Company or an Affiliate.

         "Recipient" means a Key Employee or Outside Director of the Bank or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.       Administration of the Plan.

         4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         4.02 Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board of the Company shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6.02, the Board may not revoke any Award except in the event of revocation for Cause or with respect to unvested Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank for reasons other than death, Disability or due to a Change in Control.

         4.03 Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

                  (i) be approved by the Company's full Board or by the Committee;

                  (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

                  (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

         4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         5.01 Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         5.02 Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section
5.01 will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Company's or the Bank's Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 73,345, subject to adjustment in accordance with
Section 7 of the Plan.

         In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

         In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No Restricted Stock shall vest unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse. For these purposes, "vest" or "vesting" shall refer to the occurrence of an event, such as Continuous Service until a specified date, which causes the Restricted Stock to become free of restrictions and non-forfeitable, other than as set forth in Section 6.03.

         5.03 Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5.02 to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may vest. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall vest in the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         5.04 Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Trust and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6.01through 6.07, to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         6.01 General Rules. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Restricted Stock shall vest in a Recipient at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment on the first anniversary of the Date of Grant and succeeding installments on the following anniversaries, provided that such Recipient maintains Continuous Service. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions.

         6.02 Continuous Service; Forfeiture. Except as provided in Section 6.03, if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, or following a Change in Control), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6.01 shall, upon such termination of Continuous Service, be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

         Notwithstanding the foregoing, Restricted Stock awarded to a Recipient whose employment with or service on the Board of the Bank or an Affiliate terminates due to death, Disability, or following a Change in Control, shall vest as of the Recipient's last day of employment with the Bank or an Affiliate, or last day of service on the Board of the Bank or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not vest until both employment and service as a Director have been terminated.

         6.03 Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet vested, in the case of a Key Employee whose employment is terminated by the Bank or an Affiliate or an Outside Director whose service is terminated by the Bank or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         6.04 Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                                    "The transferability of this certificate and
                  the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Liberty Bank Amended and Restated 1999 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Liberty Bank, 1410 St. George Avenue, Avenel, New Jersey 07001."

         6.05 Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has vested, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet vested shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6.04 and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are vested. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet vested in the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

         6.06 Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         6.07 Delivery of Vested Shares. At the expiration of the restrictions imposed by Section 6.01, the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6.02 applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5.03 and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6.01.

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6.04.

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is vested.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan shall be approved by the Bank. Any amendment or modification of an outstanding Award under the Plan shall be approved by the Committee.

13.      Governing Law

         The Plan shall be governed by the laws of the State of New Jersey.

14.      Term of Plan

         The Plan shall become effective on the date determined by the Board of Directors following approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

         IN WITNESS WHEREOF, the Bank has caused this Amended and Restated Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of __________________, 2001.


ATTEST:                                    LIBERTY BANK



_______________________________            _____________________________________
Secretary                                  President and Chief Executive Officer



ATTEST:                                    LIBERTY BANCORP, INC.



_______________________________            _____________________________________
Secretary                                  President and Chief Executive Officer

 REVOCABLE PROXY

                              LIBERTY BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 23, 2001

        The undersigned hereby appoints the official proxy committee of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at The Sheraton at Woodbridge Place Hotel, 515 Route 1 South, Iselin, New Jersey on May 23, 2001, at 10:30 a.m. Eastern Standard Time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                         VOTE
                                                              FOR      WITHHELD
                                                           (except
                                                          as marked
                                                          to the
                                                          contrary
                                                            below)

1.      The  election as  Directors  of John C. Marsh,        _           _
        Paul J.  McGovern and Nelson L.  Taylor,  Jr.,       |_|         |_|
        each to serve for a three-year term, and Annette Catino to serve for a two-year term.

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

______________________________

______________________________

______________________________
                                                    FOR       AGAINST    ABSTAIN
2.      The  approval  of  the   amendment  and
        restatement  of  the  Liberty  Bancorp,      _          _           _
        Inc.  1999 Stock Option Plan to provide     |_|        |_|         |_|
        for the  acceleration of the vesting of
        awards  in the  event  of a  change  in
        control.

3.      The  approval  of  the   amendment  and      _          _           _
        restatement  of the  Liberty  Bank 1999     |_|        |_|         |_|
        Recognition   and  Retention   Plan  to
        provide  for  the  acceleration  of the
        vesting  of  awards  in the  event of a
        change in control.

4.      The  ratification  of Radics & Co., LLC      _          _           _
        as the Company's  independent  auditors     |_|        |_|         |_|
        for the  fiscal  year  ending  December
        31, 2001.




The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 19, 2001, and audited financial statements.


Dated: _________________________                   +-+  Check Box if You Plan
                                                   +-+  to Attend Annual Meeting


_______________________________                    _____________________________
PRINT NAME OF STOCKHOLDER                          PRINT NAME OF STOCKHOLDER


_______________________________                    _____________________________
SIGNATURE OF STOCKHOLDER                           SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.



           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.